EXHIBIT 23.2

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statement Form S-8, (No. 333-29209 and No. 333-144204) of our report dated February 22, 2007, with respect to the consolidated financial statements of First Pulaski National Corporation included in the Annual Report on Form 10-K for the year ended December 31, 2007.

                                                                                                                      /s/Putman & Hancock

Fayetteville, Tennessee
March 12, 2008